SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                 June 30, 2004
______________________________________________________________________________
                       (Date of earliest event reported)



                               CFS Bancorp, Inc.
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)



      Delaware                       000-24611            35-2042093
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)



707 Ridge Road, Munster, Indiana                                    46321
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



                                  (219) 836-5500
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                                  Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------

               99.1            Press release dated June 30, 2004
               99.2            Press release dated July 2, 2004



ITEM 9.   Regulation FD Disclosure
          ------------------------

     On June 30, 2004, CFS Bancorp, Inc. (the "Company") issued a press release announcing its quarterly cash dividend. For additional information, reference is made to the Company's press release, dated June 30, 2004, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

     On July 2, 2004, the Company issued a press release announcing its purchase, subject to the receipt of requisite regulatory approvals, of an office building in Darien, Illinois for the purpose of a new banking branch office for the Company's wholly owned subsidiary, Citizens Financial Services, FSB. For additional information, reference is made to the Company's press release, dated July 2, 2004, which is included as Exhibit 99.2 hereto and is incorporated herein by reference thereto.












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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CFS BANCORP, INC.



Date:  July 2, 2004      By:  /s/ Brian L. Goins
                              ------------------------------------------
                              Brian L. Goins
                              Vice President-Corporate Counsel






























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